Exhibit 7.01


                             JOINT FILING AGREEMENT

           This Agreement is made this 30th day of May, 2006, by and between each of the undersigned.

           WHEREAS, each of the undersigned is required to file a Schedule 13D with respect to ownership of securities in Kinder Morgan, Inc.;

           NOW, THEREFORE, the undersigned agree to file only one Schedule 13D reflecting their combined beneficial ownership of securities in Kinder Morgan, Inc., and each of the undersigned hereby designates and appoints each of Richard
D. Kinder and Joseph Listengart as its attorney-in-fact with full power of substitution for each of them, each acting singly, to sign, file and make any amendments to such Schedule 13D.

           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.


                            [Signature Pages Follow.]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.



                                          /S/ RICHARD D. KINDER
                                          -------------------------------------
                                          RICHARD D. KINDER



                                          /C/ C. PARK SHAPER
                                          -------------------------------------
                                          C. PARK SHAPER



                                          /S/ STEVEN J. KEAN
                                          -------------------------------------
                                          STEVEN J. KEAN



                                          /S/ DAVID D. KINDER
                                          -------------------------------------
                                          DAVID D. KINDER



                                          /S/ JOSEPH LISTENGART
                                          -------------------------------------
                                          JOSEPH LISTENGART



                                          /S/ KIMBERLY A. DANG
                                          -------------------------------------
                                          KIMBERLY A. DANG



                                          /S/ JAMES E. STREET
                                          -------------------------------------
                                          JAMES E. STREET




                   [Signature Page to Joint Filing Agreement]

                                          PORTCULLIS PARTNERS, LP

                                          BY: PORTCULLIS G.P., LLC

                                          BY: /S/ WILLIAM V. MORGAN
                                              ---------------------------------
                                              WILLIAM V. MORGAN
                                              MANAGER


                                          PORTCULLIS G.P., LLC

                                          BY: /S/ WILLIAM V. MORGAN
                                              ---------------------------------
                                              WILLIAM V. MORGAN
                                              MANAGER


                                          /S/ WILLIAM V. MORGAN
                                          -------------------------------------
                                          WILLIAM V. MORGAN



                                          /S/ MICHAEL C. MORGAN
                                          -------------------------------------
                                          MICHAEL C. MORGAN







                   [Signature Page to Joint Filing Agreement]